SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                September 5, 2006


                             The Topps Company, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                                    000-15817
                            (Commission File Number)


                                   11-2849283
                      (I.R.S. Employer Identification No.)


                    One Whitehall Street, New York, NY 10004
                                 (212) 376-0300
          (Address of principal executive offices and telephone number)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
        230.425)


|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
        240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On September 5, 2006, The Topps Company, Inc. (the "Company") entered into a Memorandum of Agreement (the "Agreement") with the Major League Baseball Players Association (the "MLBPA"). Under the terms of the Agreement, the Company agrees to pay certain royalties and marketing fees to the MLBPA and the Company is authorized to manufacture and distribute products featuring one or more Major League baseball players. The Agreement terminates on January 31, 2010.

     The Agreement will be filed as an exhibit to the Company's quarterly report on Form 10-Q for the quarter ending on August 26, 2006, with portions to be omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 7, 2006

                                        THE TOPPS COMPANY, INC.



                                        By: s/ Arthur T. Shorin
                                           ---------------------
                                               Arthur T. Shorin
                                           Chief Executive Officer